Penn Series Funds, Inc.

All Funds

Supplement dated November 20, 2013

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2013, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

On November 13, 2013, the Board of Directors of the Penn Series Funds, Inc. (the “Company”) approved, and recommended that shareholders vote in favor of, proposals to: (1) elect the Company’s Board of Directors; (2) amend the Investment Advisory Agreement between the Company and Independence Capital Management, Inc. (the “Adviser”) to adjust the advisory fees paid to the Adviser by the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Growth Stock Fund, Large Cap Value Fund, Index 500 Fund, International Equity Fund, Large Core Value Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund; and (3) reclassify a fundamental policy of the Quality Bond Fund as a non-fundamental policy. Each of these proposals is subject to approval by shareholders of the applicable Fund.

A shareholder meeting seeking approval of these proposals is expected to be held on February 13, 2014. Each Fund’s shareholders and variable contract owners of record on November 29, 2013 will receive proxy materials describing the details of the proposals in advance of the meeting. Variable contract owners include both owners of variable annuity contracts and owners of variable life insurance policies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM6293    11/13